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                          Prudential Diversified Funds

                        Supplement Dated August 28, 2001
                    to the Prospectus Dated October 5, 2000

                                  Target Funds

                        Supplement Dated August 28, 2001
                    to the Prospectus Dated November 3, 2000

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   As of September 4, 2001, The PruTector Program, optional group term life insurance available to owners of Prudential mutual fund shares, will no longer be offered for new purchases of shares of Prudential Diversified Funds (PDF) and Target Funds (Target). However, investors who had obtained PruTector coverage for shares of these Funds acquired before September 4, 2001 may continue to maintain this coverage for these shares and may obtain PruTector coverage for Fund shares purchased on or after September 4, 2001.

   As a reminder, on September 4, 2001, PDF and Target will be renamed Strategic Partners Asset Allocation Funds and Strategic Partners Style Specific Funds, respectively.

   This Supplement modifies the paragraph entitled 'The PruTector Program,' which appears on page 53 of the PDF Prospectus and page 46 of the Target Prospectus, under the heading 'How to Buy, Sell and Exchange Shares of the Funds -- How to Buy Shares -- Step 4: Additional Shareholder Services.'


MF2001C7